UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Report to Shareholders

New Asia Fund	April 30, 2013

The views and opinions in this report were current as of April 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

UPCOMING SHAREHOLDER MEETING

The T. Rowe Price funds will be holding a shareholder meeting in October. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Developing Asian stock markets rose in the past six months as accommodative monetary policies deployed by central banks in the U.S., Europe, and Japan lured investors into emerging markets and other higher-yielding assets. Sentiment generally improved since our report at the end of last October, when worries about Europe’s debt crisis and a weak U.S. recovery weighed on global markets. Despite these lingering risks, commitments from major central banks to stick with their easy money policies restored some confidence among investors, although developed market stocks have benefited more from revived confidence than Asian stocks.

The New Asia Fund returned 6.57% for the six months ended April 30, 2013, trailing the 7.40% return of its benchmark, the MSCI All Country Asia ex Japan Index, and the Lipper Pacific Ex Japan Funds Average. Positioning in Thailand, the Philippines, and China contributed the most to relative performance. On the flip side, stock selection in Hong Kong and South Korea detracted the most from relative returns. From a sector viewpoint, utilities and materials were the biggest contributors to relative performance; conversely, consumer discretionary and information technology stocks hurt the most. In terms of absolute performance, financials was the top contributor, while industrials and business services stocks added the least value.

China and India remain the two biggest country allocations, but we raised our exposure to India and significantly scaled back our China exposure over the period. We have a favorable view of most Southeast Asian markets but reduced our exposure to Thailand to lock in gains after a big rally. We are underweight to Taiwan, South Korea, and Singapore, all mature economies that offer fewer good growth opportunities than other Asian markets. Our sector allocations continue to reflect our bias toward areas driven by domestic consumption. Consumer discretionary and consumer staples represented our top overweight sectors at the end of April.

MARKET ENVIRONMENT

Asia ex-Japan stocks enjoyed a supportive backdrop over the past six months, thanks to accommodative measures implemented by the Federal Reserve and the European Central Bank in last year’s second half. More recently, the Bank of Japan announced on April 4 that it would embark on its own massive bond-buying program in an effort to revive its stagnant economy and end 15 years of deflation. Risk appetite rebounded strongly since the end of 2012 as global investors appeared less sensitive to flare-ups in the eurozone debt crisis and other macroeconomic worries.

Country performance varied widely across the region. Stocks in the Philippines, Thailand, and Indonesia led the region with double-digit gains. These Southeast Asian economies have experienced buoyant domestic demand and proved to be surprisingly resilient despite uneven global growth. All three economies posted GDP growth in excess of 6% last year. Malaysia, another solid economic performer in Southeast Asia, lagged its peers amid uncertainty about the outcome of a tightly contested national election in May. Singapore, Hong Kong, and Taiwan—which rank among the region’s most mature economies—posted returns of at least 10% reflecting the stronger performance of developed markets.

Indian stocks advanced slightly more than 6%. India’s market cooled as investors worried about the implementation of economic reforms following a strong run at the end of our last reporting period. Stocks in China edged up roughly 3%. China is in the midst of a long-term transition to slower growth, and weaker-than-expected data this spring dampened hopes for renewed growth. In any case, China has telegraphed for many months that it wants to move to a more sustainable economy after three decades of double-digit annual GDP gains. Rather than being alarmed by China’s slowdown, we believe it is consistent with the government’s long-term goals.

PORTFOLIO REVIEW

Developed Asia (Hong Kong, Singapore, South Korea, and Taiwan)
The fund has significant exposure to developed Asian countries (42% as of the end of April). Aside from Hong Kong, however, we are underweight in these more mature markets as they offer fewer attractive opportunities compared with faster-growing Asian countries. Still, the region is home to numerous world-class companies that are leaders in their respective industries and gaining global market share, such as Taiwan Semiconductor Manufacturing and Hyundai Motor. Additionally, many outward-focused Taiwan companies offer good and relatively inexpensive ways to gain exposure to China and other high-growth markets in the region. For example, President Chain Store owns the 7-Eleven convenience store chain in Taiwan and the Philippines and operates Starbucks coffee shops in Shanghai, while Taiwan Cement, the country’s largest cement producer, has sizable operations in China. Finally, many global businesses with top-notch management, solid balance sheets, and diversified earnings sources are domiciled in developed Asia. These include Hong Kong conglomerate Jardine Matheson, whose businesses encompass property development, Indonesia’s biggest car dealership, and a range of pan-Asian consumer businesses; and Singapore Telecommunications, which operates across Southeast Asia, Australia, and Africa through stakes in several regional mobile operators. All of these companies ranked among the fund’s biggest holdings, as shown in the Twenty-Five Largest Holdings on page 10. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our developed Asian holdings hurt relative performance over the past six months. Hong Kong was the largest detractor due to unfavorable stock selection led by luxury men’s clothing retailer Trinity and trading company Li & Fung, which supplies merchandise to big box retailers like Walmart and Target. Trinity shares declined amid a pullback in high-end consumption in mainland China, while Li & Fung shares fell as weaker U.S. consumer spending and rising manufacturing costs in China, its biggest sourcing market, weighed on profits. South Korea also hurt relative returns due to stock selection, particularly engineering group Samsung Engineering, whose shares fell sharply after reporting earnings cuts to projects in the U.S. and the Middle East. On the bright side, many of our core holdings in developed Asia ranked among the period’s biggest contributors. Samsung Electronics, the world’s biggest mobile phone maker, benefited from surging smartphone sales and record earnings. Taiwan Semiconductor Manufacturing, the world’s top custom chipmaker, also benefited from rising global smartphone demand, which drove mobile chip orders. We have begun to substantially reduce our Samsung Electronics position after the stock’s strong performance, as we believe the smartphone upgrade cycle will start to ease this year. We used proceeds to increase our position in Taiwan Semiconductor Manufacturing and other names that we believe have greater upside potential in the medium term.

Southeast Asia (Thailand, Malaysia, Philippines, Indonesia)
Developing countries of Southeast Asia produced some of the best returns over the past six months. As we mentioned in our last letter, the business environment has vastly improved since the 1997 currency crisis ravaged the region’s economies, thanks to stable political leadership and sound macroeconomic policies. This newfound stability has pushed down interest rates and the cost of doing business in Southeast Asia, raising expectations that the region is entering a new growth phase. Stock markets in Thailand and the Philippines were particularly strong as domestic growth outpaced estimates, consumption stayed strong, and central banks kept interest rates low. The Philippines also got a big boost after winning investment-grade credit ratings from Fitch and Standard & Poor’s this spring. We have a positive long-term view of Southeast Asia’s growth prospects but recognize that stock prices have become somewhat expensive in the near term. Stock markets in Indonesia, Malaysia, and the Philippines reached record highs at the end of our reporting period, and we are closely monitoring the pace of earnings growth in these markets to determine if it supports their relatively high valuations. Given the strong economic backdrop, we believe that many quality companies will continue to deliver good earnings. Indonesia’s economy is relatively more exposed to commodity prices, and we are mindful of how weakness in coal and other commodities might impact its economy. As a result, we have a more neutral position in Indonesia.

Our overweight allocations to Thailand and the Philippines, both of which rallied in excess of 20%, made them the top contributors to relative returns. We have reduced positions in both countries to lock in gains after their strong performance. In Thailand, we eliminated CP ALL, which runs the 7-Eleven chain, after it announced a costly acquisition of questionable value. In Malaysia, we eliminated Genting Berhad, a casino operator that we believe is expanding in too many places around the world at the same time. Despite these sales, we still maintain exposure to Southeast Asia through sizable positions in Thai lender Kasikornbank, Malaysian financial services company CIMB Group Holdings, and Indonesian packaged food company Indofood Sukses Makmur, the world’s second-largest instant noodles producer that has been gaining market share.

India and China
Asia’s economic heavyweights continued to struggle with slowdowns in recent months. India’s GDP rose 5% in the fiscal year ended March 31, the slowest pace in a decade, and its central bank cut interest rates for the third time this year in May after our reporting period ended. China’s stock market rallied in the final quarter of 2012 as investors took advantage of depressed valuations and anticipated better economic data. Despite ample liquidity supporting the economy, recent indicators have been stable rather than improving, surprising many who had expected a first-quarter recovery. India and China remain the two biggest country allocations and accounted for 35% of the fund at the end of April. However, we significantly increased our Indian holdings while reducing our China exposure in the past six months. In the case of India, our decisions were driven more by attractive valuations at the stock level rather than a fundamental change in our view of the country. We still have a cautious view of India, where perpetual political gridlock has long stymied economic reform. But a decline in commodity prices—particularly for crude oil and gold, two of India’s biggest imports—should help reduce its large trade deficit and tame inflation, two things that have most worried investors in recent years. We initiated positions in lenders ICICI Bank and Yes Bank and carmakers Maruti Suzuki India and Mahindra & Mahindra, which ranked among our biggest purchases over the period. We also increased our position in mobile phone leader Bharti Airtel, whose shares fell to attractive levels late last year following a series of disappointing earnings. Its stock price has since recovered, and Bharti was one of the top contributors.

Our view of China remains largely unchanged despite the reduction in our positions. We continue to believe that China will manage a gradual deceleration as it shifts to an economy driven by domestic consumption and winds down the government spending that has fueled growth in recent years. As we have said before, we expect the transition will take many years and produce periods of uneven economic growth and stock market performance. Over the long term, we believe that China’s economic growth will gradually decline, in keeping with the government’s policy objectives. In March, China completed a once-in-a-decade leadership transition, and its new president has signaled a willingness to implement significant economic reforms. Even if the government is successful in pushing through major reforms, however, we don’t automatically assume this would be a major catalyst for the stock market. China’s efforts to retool the drivers of economic growth and diminish the state’s role in the economy, while certainly welcome news, may in fact take several years to translate into consistently strong stock market performance. In the meantime, we believe China remains an interesting market for stock pickers. We may not want to invest in the big banks that dominate the market or the state-owned industrials that are suffering from excess capacity. However, we continue to find many good growth opportunities in consumer-driven businesses and the renewable energy sector. We reduced our exposure to China through selling infrastructure company Zhejiang Expressway, China Oilfield Services, and coal plant operator China Power Resources Holdings after strong outperformance in each. Our stock selection in China had a broadly neutral impact, but our underweight to the country—one of Asia’s weakest performers—helped relative performance.

Our sector exposures stayed largely unchanged. Financials, information technology, and consumer discretionary accounted for the largest sector allocations on an absolute basis at period-end. However, relative to the benchmark, we are significantly underweight in financials and overweight in consumer discretionary. We continue to favor areas driven by domestic consumption, such as consumer discretionary and consumer staples, which should see solid long-term growth as Asia’s middle class grows in size and wealth. In China, which dominates the financials sector, we are cautious about the banks due to rapidly rising government debt, a potential uptick in nonperforming loans, and regulatory uncertainty.

OUTLOOK

Stocks in developing Asia have lagged the stronger performance of developed markets stocks in the year-to-date period. Developed markets have arguably been at a more positive inflection point for growth, while companies—particularly in the U.S.—have made good progress cutting costs and improving shareholder returns. While emerging Asian markets are still growing rapidly relative to developed markets, the pace of growth in China and India failed to match investors’ high expectations. Earnings growth in Asia last year in the low single-digit range did not support strong stock market performance.

Despite Asia’s recent underperformance, we feel strongly that the reasons for investing in the region are still intact. With lower commodity prices and inflation abating in some countries, margins for many businesses should be firmer over the coming year, which will encourage stronger earnings growth than what we saw in 2012. Growing urbanization, consumption, and upward mobility are long-term secular trends that will drive strong and sustainable growth in Asia for many years. However, many businesses in the region are still in a capacity-readjustment process in response to slower revenue growth, which is dampening their profitability. In this environment, we are acutely focused on seeking the best growth opportunities in Asia and will continue to take advantage of market declines to buy high-quality companies at attractive prices.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Anh Lu
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

May 15, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country Asia ex Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/13
Taiwan Semiconductor Manufacturing, Taiwan	4.3%
Samsung Electronics, South Korea	3.6
AIA Group, Hong Kong	2.7
Kasikornbank, Thailand	2.6
Bharti Airtel, India	2.3
Hyundai Motor, South Korea	2.3
Jardine Matheson, Hong Kong	2.1
CNOOC, China	2.0
Baidu, China	1.9
CIMB Group Holdings, Malaysia	1.8
Taiwan Cement, Taiwan	1.8
HDFC Bank, India	1.7
Samsonite International, Hong Kong	1.6
President Chain Store, Taiwan	1.6
Dongfeng Motor, China	1.6
Singapore Telecommunications, Singapore	1.6
Wipro, India	1.5
Indofood Sukses Makmur, Indonesia	1.5
Infosys Technologies, India	1.4
Hyundai Mobis, South Korea	1.4
Quanta Computer, Taiwan	1.4
Ayala Land, Philippines	1.4
China Merchants Holdings International, China	1.4
Swire Pacific, Hong Kong	1.4
ICICI Bank, India	1.4
Total	48.3%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 4/30/13	Year Ended 10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
NET ASSET VALUE						
Beginning of period	$ 16.26	$ 17.91	$ 19.31	$ 14.39	$ 8.01	$ 25.16
Investment activities						
Net investment income[(1)]	0.02	0.18	0.20	0.10	0.09	0.39
Net realized and unrealized gain / loss	1.04	1.05	(1.36)	4.94	6.69	(15.61)
Total from investment activities	1.06	1.23	(1.16)	5.04	6.78	(15.22)
Distributions						
Net investment income	(0.16)	(0.15)	(0.09)	(0.08)	(0.40)	(0.19)
Net realized gain	(0.23)	(2.73)	(0.15)	(0.04)	–	(1.75)
Total distributions	(0.39)	(2.88)	(0.24)	(0.12)	(0.40)	(1.94)
Redemption fees added to paid-in capital[(1)]	–	–	–	–	–	0.01
NET ASSET VALUE						
End of period	**$ 16.93**	**$ 16.26**	**$ 17.91**	**$ 19.31**	**$ 14.39**	**$ 8.01**
Ratios/Supplemental Data						
Total return[(2)]	**6.57%**	**9.98%**	**(6.07)%**	**35.20%**	**88.57%**	**(65.12)%**
Ratio of total expenses to average net assets	0.93%[(3)]	0.95%	0.96%	0.96%	1.01%	0.96%
Ratio of net investment income to average net assets	0.22%[(3)]	1.15%	1.07%	0.61%	0.83%	2.35%
Portfolio turnover rate	23.3%	41.1%	68.1%	49.4%	59.6%	55.4%
Net assets, end of period (in millions)	$ 4,889	$ 4,518	$ 4,122	$ 5,261	$ 3,619	$ 1,828

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
CHINA 17.8%		
Common Stocks 16.7%		
Ajisen China Holdings (HKD) (1)	23,090,000	16,663
AutoNavi, ADR (USD) (1)(2)	735,000	8,048
Baidu, ADR (USD) (2)	1,062,600	91,224
Belle International Holdings (HKD) (1)	21,090,000	34,461
China Longyuan Power, H Shares (HKD)	47,396,000	43,364
China Merchants Holdings International (HKD)	21,534,000	67,848
China Resources Power Holdings (HKD)	19,134,000	62,875
China Unicom Hong Kong (HKD)	27,030,000	38,733
CNOOC (HKD)	53,057,000	98,729
Dah Chong Hong Holdings (HKD) (1)	24,406,000	22,487
Dongfeng Motor, H Shares (HKD)	51,504,000	76,989
ENN Energy Holdings (HKD) (1)	6,362,000	36,851
New Oriental Education & Technology, ADR (USD) (1)	2,782,300	53,225
Parkson Retail (HKD) (1)	50,450,500	27,500
Tencent Holdings (HKD)	1,361,500	46,669
Tingyi (Cayman Island) (HKD) (1)	8,834,000	24,475
Wumart Stores, H Shares (HKD) (1)	21,492,250	37,666
Zhongsheng Group Holdings (HKD) (1)	21,628,000	29,766
		817,573
Common Stocks - China A shares 1.1% (3)		
China Vanke, A Shares	28,948,146	51,792
		51,792
Total China (Cost $814,338)		869,365
HONG KONG 13.4%		
Common Stocks 13.4%		
AIA Group	29,778,200	132,196
Hutchison Whampoa	5,372,000	58,253
Jardine Matheson (USD)	1,603,600	104,122
Jardine Strategic (USD)	534,000	20,826
L'OCCITANE (1)	18,864,250	54,696

Li & Fung (1)	29,214,000	37,722
Samsonite International	32,714,400	80,435
Swire Pacific, A Shares	5,292,500	67,280
Trinity (1)	39,038,000	15,343
VTech Holdings	3,014,600	38,400
Yue Yuen Industrial	12,798,000	44,281
Total Hong Kong (Cost $583,208)		653,554

INDIA 16.9%

Common Stocks 16.9%

Ambuja Cements	8,505,174	29,679
Bharti Airtel	19,175,651	113,025
Cummins India	2,801,639	26,490
Gail India	6,859,459	44,594
HDFC Bank	6,604,576	83,619
ICICI Bank	3,116,164	67,095
Infosys	1,704,317	70,609
ITC	11,001,664	66,888
Mahindra & Mahindra	2,949,935	50,709
Maruti Suzuki India	616,790	19,852
NTPC Limited	9,807,697	28,545
Oberoi Realty	5,211,430	23,535
Phoenix Mills (3)	7,537,325	37,914
Ultratech Cement	1,217,733	43,172
Wipro	10,453,815	67,719
Wipro (2)	9,488,854	7,714
Yes Bank	4,810,480	45,895
Total India (Cost $837,156)		827,054

INDONESIA 4.1%

Common Stocks 4.1%

Astra International	59,388,000	44,896
Hero Supermarket (2)	33,587,000	15,718

Indofood Sukses Makmur	99,730,500	75,394
Matahari Department Store (2)	15,541,000	19,342
XL Axiata	82,904,500	43,488
Total Indonesia (Cost $140,098)		198,838

MALAYSIA 5.0%

Common Stocks 5.0%

Astro Malaysia Holdings	45,808,500	44,416
Bursa Malaysia	4,701,300	11,048
CIMB Group Holdings	34,364,770	87,423
IJM	16,036,700	28,726
Malayan Cement	4,786,700	15,607
Tenaga Nasional	23,100,000	59,601
Total Malaysia (Cost $180,609)		246,821

PHILIPPINES 4.2%

Common Stocks 4.2%

Ayala	1,297,190	20,202
Ayala Land	86,425,700	68,137
Energy Development	370,923,300	58,666
Globe Telecom	575,090	19,980
Metropolitan Bank & Trust	12,770,475	38,628
Total Philippines (Cost $118,217)		205,613

SINGAPORE 6.1%

Common Stocks 6.1%

Capitamall Trust	24,937,000	46,971
Oversea-Chinese Banking	5,797,000	51,065
SembCorp Industries	10,750,000	43,552
Singapore Telecommunications	24,127,000	76,982
United Overseas Bank	3,026,000	52,452

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,222,063)	$ 4,886,268
Receivable for investment securities sold	16,331
Dividends receivable	12,198
Foreign currency (cost $11,483)	11,544
Cash	10,494
Receivable for shares sold	5,874
Other assets	11,182
Total assets	4,953,891
Liabilities	
Obligation to return securities lending collateral	31,375
Payable for investment securities purchased	18,072
Investment management fees payable	3,133
Payable for shares redeemed	2,506
Due to affiliates	305
Other liabilities	9,019
Total liabilities	64,410
NET ASSETS	$ 4,889,481
Net Assets Consist of:	
Undistributed net investment income	$ 4,083
Accumulated undistributed net realized gain	204,385
Net unrealized gain	664,024
Paid-in capital applicable to 288,823,868 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	4,016,989
NET ASSETS	$ 4,889,481
NET ASSET VALUE PER SHARE	$ 16.93

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2013, approximately 77% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

China A shares During the six months ended April 30, 2013, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through T. Rowe Price Associates, Inc., which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2013, the value of loaned securities was $29,214,000; the value of cash collateral and related investments was $31,375,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,164,125,000 and $1,084,762,000, respectively, for the six months ended April 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2013, the cost of investments for federal income tax purposes was $4,230,343,000. Net unrealized gain aggregated $655,744,000 at period-end, of which $940,928,000 related to appreciated investments and $285,184,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2013, the fund had no deferred tax liability attributable to foreign securities and less than $1,000 of foreign capital loss carryforwards that expire in 2019.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into subadvisory agreements with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited, wholly owned subsidiaries of Price Associates, to provide investment advisory services to the fund; the subadvisory agreements provide that Price Associates may pay the subadvisors up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2013, expenses incurred pursuant to these service agreements were $74,000 for Price Associates; $804,000 for T. Rowe Price Services, Inc.; and $87,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2013, the fund was allocated $69,000 of Spectrum Funds’ expenses, of which $42,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2013, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment Subadvisory agreements (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited (Subadvisors) on behalf of the fund. In connection with their deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Sub advisors.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contracts, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and below the median for other groups of comparable funds, and the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 18, 2013